UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 21, 2003

(Date of earliest event reported)

THE GENLYTE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-16960	22-2584333
(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 420-9500
(Registrant’s telephone number, including area code)

ITEM 7.          Financial Statements and Exhibits.

(c)  Exhibits:

99.1                 The Genlyte Group Incorporated news release titled “Genlyte Announces Second Quarter Earnings of $0.72 Per Share”

ITEM 9.          Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12).

On July 21, 2003, The Genlyte Group Incorporated issued the news release attached hereto as Exhibit 99.1 titled “Genlyte Announces Second Quarter Earnings of $0.72 Per Share.”

The information in this current report (including the exhibits) is furnished pursuant to Items 9 and 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED

	By:	/s/ William G. Ferko
Name: William G. Ferko
Title: Vice President, Chief Financial Officer & Treasurer
Date: July 21, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	The Genlyte Group Incorporated news release titled “Genlyte Announces Second Quarter Earnings of $0.72 Per Share.”